EXHIBIT 10.59

Wells Fargo Bank N.A.

Tacoma Regional Commercial Banking Office

1201 Pacific Avenue, Third Floor

Tacoma, WA 98402-4301

800 688-0224

253 593-5215 Fax

July 31, 2002

Mr. Steven C. Cooper

Executive Vice President &

  Chief Financial Officer

Labor Ready, Inc.

P.O. Box 2910

Tacoma, Washington  98401

Dear Steve:

                Wells Fargo Bank, National Association (“Bank”) has made a credit accommodation to Labor Ready, Inc., a Washington corporation (“Borrower”), pursuant to the Credit Agreement dated as of January 4, 2002 (the signed Credit Agreement incorrectly shows the date as January 4, 2001), executed by Bank and Borrower (the “Credit Agreement”).  Except as otherwise defined herein, all capitalized terms herein shall have the meanings given in the Credit Agreement.

                In Bank’s prior letter to Borrower dated June 12, 202 (the “Consent Letter”), the parties confirmed Bank’s consent to a certain subordinated debt offering and modified the EBITDA Coverage Ratio in Section 4.9(d) of the Credit Agreement.  When the consent Letter was executed the parties agreed to subsequently negotiate a mutually acceptable “change of control” provision for the Credit Agreement.  This letter will confirm the following agreement between Bank and Borrower:

1.	Section 6.1 of the Credit Agreement shall be deemed modified hereby to include the following paragraph at the end thereof:

“(i) The occurrence of any “Change of Control” as defined in the GECC Letter of Credit Documents, as same may be amended by any amendment consented to by Bank.”

2.

Except as expressly provide herein, all terms and provision of the Credit Agreement and the other loan documents shall continue in full force and effect without waiver or modification, and Bank reserves all of its rights, privileges and remedies in connection therewith

                Please acknowledge your acceptance of the foregoing by executing and returning to the undersigned this letter or a copy hereof not later than August 7, 2002.

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Edward Foreman
Title:	VICE PRESIDENT

Acknowledged and agreed to by:

LABOR READY, INC.

By:	/s/ Steve Cooper
Title:	CFO